 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-23874

Institutional Investment Strategy Fund
(Exact name of registrant as specified in charter)

c/o Ivy Invest Corporation
2261 Market Street #5190
San Francisco, CA 94114
(Address of principal executive offices)

The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, DE 19801
(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 535-7096

Date of fiscal year end: March 31
Date of reporting period: April 1, 2025 - March 31, 2026

Explanatory Note: The registrant is filing this amendment to its filing on Form N-CSR for the year ended March 31, 2026, which was originally filed with the Securities and Exchange Commission on June 4, 2026 (Accession Number 0001976685-26-000008) and amended on June 5, 2026 (Accession Number 0001976685-26-000011), to include certifications pursuant to the Sarbanes-Oxley Act of 2002.

Item 1. Reports to Stockholders.
(a)
2

Annual Report
March 31, 2026

Letter To Shareholders (Unaudited)

Dear Shareholder,

Ivy Invest Corporation (formerly Buena Capital Advisors LLC) is pleased to provide the annual report for the Institutional Investment Strategy Fund.

For the fiscal year ended March 31, 2026, the Fund’s Class I shares (XIVYX) delivered a net return of 12.6% with a volatility of 4.2%.1 Since inception (March 5, 2024), the Fund has achieved an annualized net return of 10.8% with an annualized volatility of 4.8%. The Fund’s net asset value increased from $10.82 to $12.04 during the year. The Fund also distributed $0.14 per share, representing income, in December 2025.

Portfolio Update
As of March 31, 2026, the portfolio reflected the Fund’s multi-asset class strategy with a composition of 35.2% public equities, 23.2% private equity, 7.6% private credit, 6.2% real estate, 6.5% opportunistic credit, 7.9% hedge funds, 5.2% infrastructure, and 8.1% in cash and fixed income securities.

During the past year, we continued to expand the Fund’s exposure to institutional alternative asset managers, adding two new hedge fund investments. These additions are aligned with our goal of bringing an institutional portfolio to individual investors and delivering access to private and alternative asset managers with deep domain expertise and strong long-term track records. A complete listing of the Fund’s investments at March 31, 2026 can be found in the Schedule of Investments.

Market Commentary & Outlook
The Fund’s most recent fiscal year, starting on April 1, 2025, began with a sharp global equity selloff driven by escalating tariff and trade tensions. As these tensions eased, global equity markets rallied and continued an upward trajectory for much of the remainder of the fiscal year. For the first time since 2017, global equities (as represented by the MSCI All Country World ex-U.S. Index) meaningfully outperformed U.S. equities (as represented by the S&P 500 Index). The Fund’s public and private equity investments delivered strong performance during the fiscal year; however, given the portfolio’s significant overweight to U.S. markets, the portfolio’s equity investments underperformed the Fund’s benchmark, the MSCI All Country World Index. Although the portfolio’s private credit and fixed income and cash allocations contributed positively to performance, they did not keep up with equities on a relative basis.

In early 2026, geopolitical conflict in the Middle East reintroduced market volatility. The war in Iran, coupled with the ensuing closure of a critically important shipping strait, created new inflationary pressures. Fears of a prolonged war and its consequences weighed on markets through the end of the Fund’s fiscal year. Against this backdrop, the Fund’s private real assets strategies, including real estate and infrastructure, generated consistent income and positive performance. The Fund’s short-biased hedge fund investment, which was added to the portfolio at the tail-end of the fiscal year, also contributed positively.

Looking forward, we see enthusiasm continuing to build in public equities around artificial intelligence. Public markets have been rewarding companies well-positioned to benefit from the ongoing and rapid technology shift, sending share prices for those companies to record highs and lifting equity indices broadly. Despite these positive tailwinds, the macro environment remains highly uncertain. Conflict in the Middle East is temporarily paused, but a full resolution remains elusive. Inflation is rising, and the outlook for rates now includes potential rate hikes. These mixed conditions present the possibility that markets could move meaningfully in either direction. This uncertainty underscores the importance of asset class diversification and manager selection. The Fund remains well-positioned with a multi-asset class portfolio and ample liquidity to navigate uncertainty and pursue compelling opportunities. We are committed to a long-term orientation and the pursuit of attractive risk-adjusted returns.

On behalf of the Ivy Invest team, we thank you for your interest and investment in the Fund. We will continue to evaluate investment opportunities across public and private markets, and we are excited and honored to be making investments on your behalf.

Sincerely,

Wendy Li
Chief Investment Officer
Ivy Invest Corporation

1 Volatility refers to the annualized standard deviation of monthly returns. Higher volatility denotes a wider range of price movements and higher overall risk.
The views expressed in this letter are exclusively those of the Fund’s investment adviser, Ivy Invest Corporation, as of May 28, 2026. Any such views are subject to change at any time based on market or other conditions, and the Fund disclaims any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or advice. These views are intended to assist in understanding the Fund’s investment methodology. Because investment decisions for the Fund are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of the Fund. The information contained herein has been prepared from sources believed to be reliable but is not guaranteed by the Fund as to its accuracy or completeness. The performance data quoted here represents past performance.  Past performance is not indicative of future results.  Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  There is no assurance that the Fund’s investment objective will be achieved.  Please read the Fund’s Prospectus carefully before investing.  The Fund may not be suitable for all investors.

Fund Performance (Unaudited)

*The fund commenced operations on March 5, 2024. The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Endowment-Style Index and MSCI ACWI Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The Fund does not seek to achieve performance that is comparative to an index.

TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2026

	One Year	Since Inception (annualized) (03/05/24)
Founder Class (Formerly Class I) NAV	12.56%	10.82%
Endowment-Style Index*	15.20%	11.51%
MSCI ACWI Index*	20.01%	14.51%
		Since Inception (annualized) (12/18/24)
Investor Class NAV	12.48%	9.50%
Endowment-Style Index*	15.20%	10.84%
MSCI ACWI Index*	20.01%	13.14%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the sales of Fund shares is not reflected in the total returns.

The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

* The Endowment-Style Index is comprised of 70% MSCI ACWI Index and 30% Bloomberg U.S. Aggregate Bond Index. The MSCI ACWI Index captures large and mid cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. The Bloomberg U.S. Aggregate Bond Index measures the investment grade, U.S. dollar-denominated, fix-rated taxable bond market.

Schedule of Investments

	Shares	Value†
COMMON STOCKS - 35.2%
Technology - 10.7%
NVIDIA Corp.	2,001	$348,974
Apple, Inc.	1,237	313,938
Microsoft Corp.	485	179,532
Broadcom, Inc.	356	110,186
Micron Technology, Inc.	94	31,757
Salesforce, Inc.	170	31,734
Advanced Micro Devices, Inc.*	137	27,870
Adobe, Inc.*	100	24,308
Lam Research Corp.	111	23,716
Palantir Technologies, Inc. — Class A*	154	22,527
Accenture plc — Class A	110	21,812
Applied Materials, Inc.	62	21,191
International Business Machines Corp.	64	15,513
Intel Corp.*	348	15,357
Texas Instruments, Inc.	76	14,755
KLA Corp.	10	14,724
Oracle Corp.	86	12,651
Analog Devices, Inc.	39	12,408
Western Digital Corp.	28	7,574
Sandisk Corp.*	11	6,989
Synopsys, Inc.*	15	5,947
Seagate Technology Holdings plc	15	5,876
Crowdstrike Holdings, Inc. — Class A*	15	5,856
Cadence Design Systems, Inc.*	20	5,557
MSCI, Inc. — Class A	9	4,851
NXP Semiconductor N.V.	24	4,725
Teradyne, Inc.	13	3,854
Lumentum Holdings, Inc.*	5	3,514
QUALCOMM, Inc.	26	3,348
Dell Technologies, Inc. — Class C	20	3,283
Monolithic Power Systems, Inc.	3	3,280
ON Semiconductor Corp.*	48	2,972
Microchip Technology, Inc.	44	2,843
Fortinet, Inc.*	34	2,778
Fiserv, Inc.*	45	2,511
Take-Two Interactive Software, Inc.*	11	2,173
Electronic Arts, Inc.	10	2,039
Hewlett Packard Enterprise Co.	67	1,595
Gartner, Inc.*	10	1,583
Autodesk, Inc.*	6	1,436
NetApp, Inc.	13	1,331
Leidos Holdings, Inc.	7	1,089
Fair Isaac Corp.*	1	1,068
Akamai Technologies, Inc.*	9	1,034
Super Micro Computer, Inc.*	30	683
Total Technology		1,332,742
Communications - 5.7%
Amazon.com, Inc.*	808	168,282
Alphabet, Inc. — Class A	478	137,454
Alphabet, Inc. — Class C	388	111,302

	Shares	Value†
COMMON STOCKS - 35.2% (continued)
Communications - 5.7% (continued)
Meta Platforms, Inc. — Class A	182	$104,128
Cisco Systems, Inc.	315	24,441
Netflix, Inc.*	240	23,076
Verizon Communications, Inc.	406	20,381
AT&T, Inc.	582	16,872
Walt Disney Co.	148	14,264
Palo Alto Networks, Inc.*	85	13,627
Uber Technologies, Inc.*	145	10,430
Arista Networks, Inc.*	76	9,331
Booking Holdings, Inc.	2	8,420
Corning, Inc.	61	8,294
Motorola Solutions, Inc.	16	6,944
T-Mobile US, Inc.	32	6,721
Warner Bros Discovery, Inc.*	195	5,355
Comcast Corp. — Class A	145	4,163
Ciena Corp.*	10	3,882
eBay, Inc.	40	3,641
Trade Desk, Inc. — Class A*	100	2,269
Expedia Group, Inc.	7	1,616
F5, Inc.*	5	1,447
Fox Corp. — Class A	22	1,285
VeriSign, Inc.	5	1,242
GoDaddy, Inc. — Class A*	15	1,240
CDW Corp.	10	1,210
EchoStar Corp. — Class A*	10	1,171
FactSet Research Systems, Inc.	5	1,085
Charter Communications, Inc. — Class A*	5	1,079
Airbnb, Inc. — Class A*	4	505
DoorDash, Inc. — Class A*	1	150
Total Communications		715,307
Financial - 4.8%
Berkshire Hathaway, Inc. — Class B*	143	68,526
JPMorgan Chase & Co.	212	62,362
Visa, Inc. — Class A	100	30,224
Mastercard, Inc. — Class A	51	25,483
Bank of America Corp.	511	24,911
Goldman Sachs Group, Inc.	29	24,534
Wells Fargo & Co.	290	23,087
Citigroup, Inc.	162	18,372
Morgan Stanley	102	16,786
Blackrock, Inc.	14	13,464
Charles Schwab Corp.	142	13,345
American Express Co.	41	12,402
CME Group, Inc. — Class A	40	11,814
Equinix, Inc. REIT	12	11,763
Chubb Ltd.	34	11,082
Welltower, Inc. REIT	52	10,281
Prologis, Inc. REIT	75	9,913
PNC Financial Services Group, Inc.	44	9,156
Interactive Brokers Group, Inc. — Class A	135	9,054
Capital One Financial Corp.	47	8,574
Public Storage REIT	29	7,856
Digital Realty Trust, Inc. REIT	43	7,749
Realty Income Corp. REIT	124	7,586
Intercontinental Exchange, Inc.	47	7,392

	Shares	Value†
COMMON STOCKS - 35.2% (continued)
Financial - 4.8% (continued)
Marsh & McLennan Companies, Inc.	40	$6,938
American International Group, Inc.	86	6,471
Bank of New York Mellon Corp.	53	6,287
Cboe Global Markets, Inc.	22	6,183
Simon Property Group, Inc. REIT	33	6,155
U.S. Bancorp	111	5,773
Progressive Corp.	27	5,352
Truist Financial Corp.	102	4,689
Travelers Companies, Inc.	16	4,667
Aflac, Inc.	42	4,608
Allstate Corp.	21	4,354
SBA Communications Corp. REIT	25	4,303
Ventas, Inc. REIT	49	4,007
Loews Corp.	35	3,736
Aon plc — Class A	11	3,551
MetLife, Inc.	49	3,465
Fifth Third Bancorp	74	3,438
CBRE Group, Inc. — Class A*	25	3,386
Ameriprise Financial, Inc.	7	3,111
Willis Towers Watson plc	10	2,907
M&T Bank Corp.	14	2,894
Blackstone, Inc. — Class A	25	2,875
Hartford Insurance Group, Inc.	21	2,840
State Street Corp.	22	2,784
Coinbase Global, Inc. — Class A*	15	2,619
Huntington Bancshares, Inc.	167	2,614
AvalonBay Communities, Inc. REIT	15	2,450
Nasdaq, Inc.	28	2,377
VICI Properties, Inc. REIT	86	2,350
Arch Capital Group Ltd.*	23	2,208
Mid-America Apartment Communities, Inc. REIT	18	2,198
Raymond James Financial, Inc.	15	2,172
Extra Space Storage, Inc. REIT	16	2,098
Iron Mountain, Inc. REIT	20	2,043
Synchrony Financial	30	2,041
Citizens Financial Group, Inc.	34	2,039
Northern Trust Corp.	12	1,675
W R Berkley Corp.	24	1,591
Principal Financial Group, Inc.	17	1,532
Essex Property Trust, Inc. REIT	6	1,452
Everest Group Ltd.	4	1,307
Cincinnati Financial Corp.	8	1,259
Erie Indemnity Co. — Class A	5	1,256
Regions Financial Corp.	38	993
Camden Property Trust REIT	10	977
Host Hotels & Resorts, Inc. REIT	47	901
Invesco Ltd.	37	899
Prudential Financial, Inc.	9	879
Assurant, Inc.	3	653
KKR & Company, Inc. — Class A	7	647
KeyCorp	30	602

	Shares	Value†
COMMON STOCKS - 35.2% (continued)
Financial - 4.8% (continued)
Apollo Global Management, Inc.	5	$557
Kimco Realty Corp. REIT	23	517
Invitation Homes, Inc. REIT	18	447
Total Financial		595,843
Consumer, Non-cyclical - 4.8%
Eli Lilly & Co.	66	60,705
Johnson & Johnson	194	47,421
Coca-Cola Co.	411	31,257
AbbVie, Inc.	143	31,101
Merck & Company, Inc.	175	21,051
Philip Morris International, Inc.	122	20,171
UnitedHealth Group, Inc.	60	16,235
Amgen, Inc.	46	16,185
Colgate-Palmolive Co.	177	15,086
Gilead Sciences, Inc.	97	13,519
Pfizer, Inc.	468	13,141
Bristol-Myers Squibb Co.	209	12,676
Medtronic plc	132	11,438
Abbott Laboratories	104	10,678
Intuitive Surgical, Inc.*	22	10,142
Cencora, Inc. — Class A	32	10,053
Stryker Corp.	29	9,529
Mondelez International, Inc. — Class A	165	9,511
Danaher Corp.	50	9,480
HCA Healthcare, Inc.	20	9,465
Vertex Pharmaceuticals, Inc.*	21	9,377
Altria Group, Inc.	142	9,370
Church & Dwight Company, Inc.	100	9,332
S&P Global, Inc.	21	8,932
CVS Health Corp.	124	8,906
McKesson Corp.	10	8,654
Thermo Fisher Scientific, Inc.	16	7,865
Regeneron Pharmaceuticals, Inc.	10	7,727
Quanta Services, Inc.	13	7,137
Cardinal Health, Inc.	33	6,973
Kimberly-Clark Corp.	67	6,463
Labcorp Holdings, Inc.	23	6,137
Cigna Group	23	6,135
Cintas Corp.	34	5,751
IDEXX Laboratories, Inc.*	10	5,619
Boston Scientific Corp.*	87	5,459
Hershey Co.	26	5,405
Moody's Corp.	11	4,799
Quest Diagnostics, Inc.	23	4,508
Hologic, Inc.*	58	4,384
Corteva, Inc.	49	4,102
Monster Beverage Corp.*	56	4,058
Bio-Techne Corp.	77	4,024
Kroger Co.	51	3,690
J M Smucker Co.	38	3,665
Zoetis, Inc.	30	3,546
Becton Dickinson & Co.	22	3,459
ResMed, Inc.	15	3,367
Clorox Co.	29	3,005
United Rentals, Inc.	4	2,914
Sysco Corp.	38	2,710
Block, Inc. — Class A*	45	2,708

	Shares	Value†
COMMON STOCKS - 35.2% (continued)
Consumer, Non-cyclical - 4.8% (continued)
Brown-Forman Corp. — Class B	100	$2,644
Archer-Daniels-Midland Co.	36	2,617
GE HealthCare Technologies, Inc.	35	2,491
Edwards Lifesciences Corp.*	30	2,402
Biogen, Inc.*	13	2,383
Keurig Dr Pepper, Inc.	73	1,922
Molson Coors Beverage Co. — Class B	41	1,765
Waters Corp.*	5	1,489
Tyson Foods, Inc. — Class A	23	1,474
Corpay, Inc.*	5	1,455
STERIS plc	6	1,327
Estee Lauder Companies, Inc. — Class A	18	1,292
Kenvue, Inc.	69	1,189
Bunge Global S.A.	8	1,018
Moderna, Inc.*	20	1,016
Incyte Corp.*	10	941
Universal Health Services, Inc. — Class B	5	895
Rollins, Inc.	16	855
Avery Dennison Corp.	4	691
Insulet Corp.*	3	630
McCormick & Company, Inc.	12	605
Henry Schein, Inc.*	8	590
Agilent Technologies, Inc.	5	570
Viatris, Inc.	40	540
Charles River Laboratories International, Inc.*	3	517
Solventum Corp.*	7	457
Dexcom, Inc.*	5	314
General Mills, Inc.	5	186
Conagra Brands, Inc.	11	173
Baxter International, Inc.	9	151
Total Consumer, Non-cyclical		593,624
Industrial - 3.2%
Caterpillar, Inc.	37	26,213
General Electric Co.	87	24,688
RTX Corp.	105	20,254
GE Vernova, Inc.	23	20,077
Amphenol Corp. — Class A	124	15,667
Boeing Co.*	65	12,937
Honeywell International, Inc.	55	12,432
Eaton Corporation plc	33	11,803
Union Pacific Corp.	47	11,403
Lockheed Martin Corp.	18	10,879
Parker-Hannifin Corp.	12	10,743
Deere & Co.	19	10,703
Waste Management, Inc.	46	10,571
General Dynamics Corp.	29	9,953
AMETEK, Inc.	41	8,789
3M Co.	59	8,569
Johnson Controls International plc	64	8,381
Northrop Grumman Corp.	12	8,187
CRH plc	76	7,989
Vertiv Holdings Co. — Class A	30	7,517
Trane Technologies plc	17	7,085
Howmet Aerospace, Inc.	30	6,914
FedEx Corp.	18	6,411

	Shares	Value†
COMMON STOCKS - 35.2% (continued)
Industrial - 3.2% (continued)
Illinois Tool Works, Inc.	24	$6,247
United Parcel Service, Inc. — Class B	63	6,198
L3Harris Technologies, Inc.	17	5,868
Emerson Electric Co.	44	5,765
Norfolk Southern Corp.	20	5,740
CSX Corp.	136	5,583
TE Connectivity plc	23	4,807
TransDigm Group, Inc.	4	4,636
Carrier Global Corp.	74	4,167
Old Dominion Freight Line, Inc.	21	4,103
Keysight Technologies, Inc.*	13	3,671
Westinghouse Air Brake Technologies Corp.	13	3,249
Garmin Ltd.	14	3,248
Vulcan Materials Co.	11	2,995
Jabil, Inc.	11	2,922
Dover Corp.	14	2,918
Lennox International, Inc.	6	2,785
Comfort Systems USA, Inc.	2	2,758
Rockwell Automation, Inc.	7	2,512
Teledyne Technologies, Inc.*	4	2,420
Republic Services, Inc. — Class A	11	2,409
Coherent Corp.*	10	2,382
Martin Marietta Materials, Inc.	4	2,355
Ingersoll Rand, Inc.	29	2,323
EMCOR Group, Inc.	3	2,215
Xylem, Inc.	17	2,032
Otis Worldwide Corp.	22	1,696
Huntington Ingalls Industries, Inc.	4	1,520
Ball Corp.	25	1,478
Hubbell, Inc.	3	1,472
Snap-on, Inc.	4	1,453
Textron, Inc.	15	1,313
Expeditors International of Washington, Inc.	9	1,289
Axon Enterprise, Inc.*	3	1,274
Packaging Corporation of America	6	1,273
Mettler-Toledo International, Inc.*	1	1,261
Masco Corp.	20	1,207
CH Robinson Worldwide, Inc.	7	1,163
IDEX Corp.	6	1,137
Nordson Corp.	4	1,064
Veralto Corp.	12	1,061
J.B. Hunt Transport Services, Inc.	5	1,060
Generac Holdings, Inc.*	5	976
Smurfit WestRock plc	23	917
Pentair plc	10	871
Fortive Corp.	14	774
Trimble, Inc.*	11	718
Jacobs Solutions, Inc.	5	636
Amcor plc	15	596
Allegion plc	4	581
Total Industrial		401,263
Consumer, Cyclical - 3.0%
Tesla, Inc.*	233	86,618

	Shares	Value†
COMMON STOCKS - 35.2% (continued)
Consumer, Cyclical - 3.0% (continued)
Walmart, Inc.	367	$45,611
Costco Wholesale Corp.	41	40,854
Home Depot, Inc.	85	27,956
McDonald's Corp.	58	18,026
TJX Companies, Inc.	95	15,171
Lowe's Companies, Inc.	49	11,578
Hilton Worldwide Holdings, Inc.	31	9,427
Starbucks Corp.	79	7,078
Royal Caribbean Cruises Ltd.	25	6,880
AutoZone, Inc.*	2	6,755
Marriott International, Inc. — Class A	19	6,214
Cummins, Inc.	11	5,918
General Motors Co.	79	5,885
Fastenal Co.	120	5,568
Ross Stores, Inc.	25	5,416
PACCAR, Inc.	41	4,736
DR Horton, Inc.	32	4,391
Delta Air Lines, Inc.	63	4,188
O'Reilly Automotive, Inc.*	45	4,154
Tapestry, Inc.	28	3,951
Ulta Beauty, Inc.*	7	3,659
Chipotle Mexican Grill, Inc. — Class A*	105	3,361
WW Grainger, Inc.	3	3,272
Yum! Brands, Inc.	20	3,109
Ford Motor Co.	259	2,989
NIKE, Inc. — Class B	53	2,800
United Airlines Holdings, Inc.*	30	2,762
Copart, Inc.*	75	2,490
Live Nation Entertainment, Inc.*	15	2,288
Carnival Corp.	74	1,915
Dollar General Corp.	16	1,900
Darden Restaurants, Inc.	9	1,764
Ralph Lauren Corp. — Class A	5	1,720
Williams-Sonoma, Inc.	9	1,641
Deckers Outdoor Corp.*	15	1,501
PulteGroup, Inc.	12	1,412
Aptiv plc*	20	1,389
Tractor Supply Co.	30	1,359
Las Vegas Sands Corp.	23	1,239
Dollar Tree, Inc.*	11	1,204
TKO Group Holdings, Inc.	5	1,008
Hasbro, Inc.	10	936
MGM Resorts International*	21	777
Lululemon Athletica, Inc.*	5	765
Southwest Airlines Co.	19	714
Lennar Corp. — Class A	5	434
Domino's Pizza, Inc.	1	359
Total Consumer, Cyclical		375,142
Energy - 1.4%
Exxon Mobil Corp.	372	63,114
Chevron Corp.	163	33,725
ConocoPhillips	143	18,876
Williams Companies, Inc.	97	7,060
Phillips 66	36	6,558
Valero Energy Corp.	26	6,424
SLB Ltd.	119	6,115
Marathon Petroleum Corp.	25	6,104
Kinder Morgan, Inc.	158	5,298

	Shares	Value†
COMMON STOCKS - 35.2% (continued)
Energy - 1.4% (continued)
Baker Hughes Co.	81	$4,945
Targa Resources Corp.	19	4,764
ONEOK, Inc.	36	3,254
Equities Corp.	49	3,118
Devon Energy Corp.	40	2,013
Occidental Petroleum Corp.	23	1,495
Halliburton Co.	38	1,482
Texas Pacific Land Corp.	3	1,424
First Solar, Inc.*	5	986
Coterra Energy, Inc. — Class A	27	949
Diamondback Energy, Inc.	4	791
Total Energy		178,495
Utilities - 1.0%
NextEra Energy, Inc.	176	16,347
Duke Energy Corp.	110	14,403
Southern Co.	91	8,783
American Electric Power Company, Inc.	62	8,127
Sempra	58	5,636
Constellation Energy Corp.	19	5,306
CMS Energy Corp.	59	4,577
Entergy Corp.	35	3,933
Dominion Energy, Inc.	63	3,895
Exelon Corp.	75	3,677
WEC Energy Group, Inc.	30	3,473
Consolidated Edison, Inc.	30	3,395
Edison International	46	3,366
Xcel Energy, Inc.	42	3,336
Vistra Corp.	21	3,157
DTE Energy Co.	21	3,071
Public Service Enterprise Group, Inc.	37	2,995
Atmos Energy Corp.	15	2,771
NRG Energy, Inc.	16	2,338
Ameren Corp.	21	2,308
PG&E Corp.	120	2,108
Eversource Energy	29	2,009
American Water Works Company, Inc.	12	1,633
Alliant Energy Corp.	22	1,579
Evergy, Inc.	19	1,556
FirstEnergy Corp.	25	1,267
PPL Corp.	33	1,261
CenterPoint Energy, Inc.	28	1,209
NiSource, Inc.	16	747
Total Utilities		118,263
Basic Materials - 0.6%
Linde plc	40	19,830
Ecolab, Inc.	39	10,375
Newmont Corp.	91	9,851
Freeport-McMoRan, Inc.	133	7,817
Sherwin-Williams Co.	18	5,770
Air Products and Chemicals, Inc.	19	5,519
Nucor Corp.	20	3,382
Steel Dynamics, Inc.	11	1,980
Albemarle Corp.	11	1,975
CF Industries Holdings, Inc.	15	1,948
Qnity Electronics, Inc.	16	1,846
International Paper Co.	45	1,607
DuPont de Nemours, Inc.	32	1,466

	Shares	Value†
COMMON STOCKS - 35.2% (continued)
Basic Materials - 0.6% (continued)
International Flavors & Fragrances, Inc.	9	$653
PPG Industries, Inc.	6	641
Mosaic Co.	15	382
Total Basic Materials		75,042
Total Common Stocks
(Cost $3,479,432)		4,385,721
CLOSED-END FUNDS** - 38.5%
Hamilton LanePrivate Assets Fund – Class I*	74,092	1,447,020
Carlyle Alpinvest Private Markets Fund — Class I *	89,644	1,445,056
Opportunistic Credit Interval Fund – Class I	70,223	814,592
Hamilton Lane Private Infrastructure Fund — Class I	43,208	648,557
Variant Alternative Income Fund	16,872	439,503
Total Closed-End Funds
(Cost $4,380,679)		4,794,728
BUSINESS DEVELOPMENT COMPANIES** - 4.0%
Golub Capital Private Credit Fund	20,613	497,589
Total Business Development Companies
(Cost $518,164)		497,589

PRIVATE REAL ESTATE INVESTMENT TRUSTS** - 6.3%
Blue Owl Real Estate Net Lease Trust	73,098	778,082
Total Private Real Estate Investment Trusts
(Cost $712,849)		778,082
HEDGE FUNDS - 7.9%
Portable Alpha – 4.7%
Muddy Waters Capital Domino Fund Ltd. – Class B*	600	580,084
Short-Biased Equity – 3.2%
Muddy Waters Capital Global Opportunities Fund, LP - Series A*		406,031
Total Hedge Funds
(Cost $1,000,000)		986,115
MONEY MARKET FUND** - 8.1%
Federated Hermes U.S. Treasury Cash Reserves Fund — Institutional Shares, 3.51% [1]	1,008,226	1,008,226
Total Money Market Fund
(Cost $1,008,226)		1,008,226
Total Investments - 100.0%
(Cost $11,099,350)		$12,450,461
Other Assets & Liabilities, net - (0.0)%		(5,233)
Total Net Assets - 100.0%		$12,445,228

*	Non-income producing security.
**	A copy of each underlying unaffiliated fund's financial statements is available at the SEC's website at www.sec.gov.
†	Please see Note 5 in the Notes to Financial Statements for further details regarding the valuation policy of the Fund.
1	Rate indicated is the 7-day yield as of March 31, 2026.

plc — Public Limited Company
REIT — Real Estate Investment Trust
Securities With Restrictions on Redemptions	Cost	Fair Value	Initial Acquisition Date	Redemption Frequency[1]	Redemption Notice Period	First Available Redemption Date
Muddy Waters Capital Domino Fund Ltd. – Class B	$600,000	$580,084	3/1/26	Monthly	30 Days	3/31/28
Muddy Waters Capital Global Opportunities Fund, LP – Series A	400,000	406,031	3/1/26	Monthly	30 Days	3/31/28
Total:	$1,000,000	$986,115

1 Redemption Frequency applies after the initial lock-up period.

 See accompanying Notes to Financial Statements

 Statement of Assets and Liabilities

As of March 31, 2026
ASSETS:
Investments, at value (cost $11,099,350)	$12,450,461
Cash	39
Receivables:
Dividends	2,204
Fund shares sold	504
Total assets	12,453,208

LIABILITIES:
Payable for:
Investment advisory fees	7,965
Servicing fees – Investor Class	15
Total liabilities	7,980
NET ASSETS	$12,445,228

NET ASSETS CONSIST OF:
Paid-in capital	$11,204,380
Total distributable earnings (loss)	1,240,848
NET ASSETS	$12,445,228
Founder Class:
Net assets	$12,377,428
Shares of beneficial interest outstanding (unlimited amount authorized)	1,027,906
Net asset value per share	$12.04
Investor Class:
Net assets	$67,800
Shares of beneficial interest outstanding (unlimited amount authorized)	5,642
Net asset value per share	$12.02

 See accompanying Notes to Financial Statements

Statement of Operations

Year Ended March 31, 2026
INVESTMENT INCOME:
Dividends (net of foreign withholdings tax $29)	$204,284
Interest	46,028
Total investment income	250,312

EXPENSES:
Investment advisory fees	76,728
Servicing fees – Investor Class	114
Total expenses	76,842
Net investment income	173,470

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(178,968)
Distributions received from unaffiliated investment companies	39,224
Net realized loss	(139,744)
Net change in unrealized appreciation (depreciation) on:
Investments	1,037,075
Net realized and unrealized gain	897,331
Net increase in net assets resulting from operations	$1,070,801

 See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	Year Ended March 31, 2026	Year Ended March 31, 2025

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$173,470	$120,034
Net realized loss on investments	(139,744)	(28,802)
Net change in unrealized appreciation (depreciation) on investments	1,037,075	279,536
Net increase in net assets resulting from operations	1,070,801	370,768

DISTRIBUTIONS TO SHAREHOLDERS:
Founder Class	(132,671)	(102,691)
Investor Class	(721)	(16)
Total distributions to shareholders	(133,392)	(102,707)

SHAREHOLDER TRANSACTIONS:
Proceeds from sale of shares
Founder Class	3,579,662	4,367,489
Investor Class	55,194	21,115
Redemption fees collected
Founder Class	966	—
Investor Class	20	—
Distributions reinvested
Founder Class	132,671	102,691
Investor Class	721	16
Cost of shares redeemed
Founder Class	(125,941)	(1,103)
Investor Class	(3,148)	(9,538)
Net increase from shareholder transactions	3,640,145	4,480,670
Net increase in net assets	4,577,554	4,748,731

NET ASSETS:
Beginning of period	7,867,674	3,118,943
End of period	$12,445,228	$7,867,674

 See accompanying Notes to Financial Statements

Financial Highlights

Founder Class	Year Ended March 31, 2026	Year Ended March 31, 2025	Period Ended March 31, 2024(a)
Per Share Data:
Net asset value, beginning of period	$10.82	$10.21	$10.00
Income from investment operations:
Net investment income(b)	0.20	0.23	— (c)
Net gain (loss) on investments (realized and unrealized)	1.16	0.55	0.21
Total from investment operations	1.36	0.78	0.21
Less distributions from:
Net investment income	(0.14)	(0.17)	—
Capital gains	—	(—)(c)	—
Total distributions to shareholders	(0.14)	(0.17)	—
Redemption fees collected	— (d)	—	—
Net asset value, end of period	$12.04	$10.82	$10.21
Total Return(e)
Net asset value	12.56%	7.67%	2.10%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$12,377	$7,856	$3,119
Ratio to average net assets of:
Net investment income	1.70%	2.12%	0.04%
Total expenses(f)	0.75%	0.75%	0.75%
Portfolio turnover rate	10%	5%	2%

Investor Class	Year Ended March 31, 2026	Period Ended March 31, 2025(g)
Per Share Data:
Net asset value, beginning of period	$10.80	$10.99
Income from investment operations:
Net investment income(b)	0.18	0.03
Net gain (loss) on investments (realized and unrealized)	1.18	(0.05	) (h)
Total from investment operations	1.36	(0.02)
Less distributions from:
Net investment income	(0.14)	(0.17)
Capital gains	—	(—) (c)
Total distributions to shareholders	(0.14)	(0.17)
Redemption fees collected	— (d)	—
Net asset value, end of period	$12.02	$10.80
Total Return(e)
Net asset value	12.48%	(0.16)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$68	$12
Ratio to average net assets of:
Net investment income	1.56%	1.00%
Total expenses(f)	1.00%	1.00%
Portfolio turnover rate	10%	5%

(a)	Since commencement of operations: March 5, 2024. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
(b)	Based on average shares outstanding.
(c)	Less than $0.01 per share.
(d)	Redemption fees collected are less than $0.01 per share.
(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
(f)	Does not include expenses of the underlying funds in which the Fund invests.
(g)	Since commencement of operations: December 18, 2024. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
(h)	The amount of net realized and unrealized gain (loss) on investment per share for the year ended March 31, 2025 does not accord with the amount in the
Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.
 See accompanying Notes to Financial Statements

Notes to Financial Statements

Note 1 — Organization and Registration

Institutional Investment Strategy Fund (the “Fund”), a Delaware statutory trust, is a non-diversified, closed-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that continuously offers its shares of beneficial interest and is operated as an “interval fund.” The Fund was organized as a Delaware statutory trust on January 3, 2023, and commenced investment operations on March 5, 2024.

The Fund engages in a continuous offering of two classes of shares of beneficial interest of the Fund: Investor Class and Founder Class (previously referred to as Class I). The Fund’s Investor Class commenced operations on December 18, 2024.  All shares of the Fund have equal rights and privileges. Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of the Fund is entitled to participate, equally with other shares (i) in dividends and distributions declared by the Fund and (ii) upon liquidation, in the distribution of its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

Note 2 — Significant Accounting Policies

The Fund’s financial statements are prepared in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”).

The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”), Accounting Standards Codification (“ASC”) Topic 946, Financial Services - Investment Companies, including Accounting Standards Update (“ASU”) 2013-08.

(a) Valuation of Investments
Pursuant to Rule 2a-5 under the 1940 Act (the "Valuation Rule"), the Fund’s Board of Trustees (the “Board”) has designated the Adviser, as defined in Note 3, as the Fund’s valuation designee to perform any fair value determinations for securities and other assets held by the Fund. The Adviser is subject to the oversight of the Board and certain reporting and other requirements intended to provide the Board the information needed to oversee the Adviser’s fair value determinations. The Adviser is responsible for determining the fair value of investments for which market quotations are not readily available in accordance with policies and procedures that have been approved by the Board. Under these procedures, the Adviser convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value. The Board has approved the Adviser’s fair valuation procedures as a part of the Fund’s compliance program and will review any changes made to the procedures. The Adviser provides fair valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Adviser performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Valuations of the Fund's securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Rule. At least annually, the Adviser directs (or assists) the Fund's Principal Financial Officer to assess the material risks associated with the determination of the fair value of the Fund’s investments, including a review of any material conflicts of interest and an assessment by the Adviser’s management of such material risks. The Adviser reviews and approves a final risk assessment annually.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.

Money market funds, closed-end investment companies, and business development companies ("BDCs") are valued at the most recently published net asset value per share (“NAV”) of the underlying fund.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Securities representing an interest in another pooled investment vehicle (each, an “Underlying Private Fund”) will initially be assessed at the value provided by that Underlying Private Fund or its manager (each, an “Underlying Manager”). To arrive at the fair value of investments in Underlying Private Funds, the Adviser receives monthly or quarterly capital account statements from the Underlying Private Funds. Upon receipt of these statements, the Adviser determines whether the account statements are based on the fair value of underlying investments. In making such determination, the Adviser reviews and evaluates the valuation policies and procedures of the entity providing the statement. If necessary, the Adviser adjusts the account statements for underlying investments not held at fair value or to bring the fair value estimate in phase with the Adviser reporting date.

If market quotations are not readily available, securities are valued at fair value as set forth below. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. There is no single standard for determining fair value of a security. In determining the fair value of a security for which there are no readily available market quotations, the Valuation Designee may consider several factors, including: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security. The Valuation Designee may also consider periodic financial statements (audited and unaudited) or other information provided by the issuer.

(b) Use of Estimates
The preparation of the financial statement in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures, including contingent assets and liabilities, in the financial statements during the period reported. Management believes the estimates are appropriate; however, actual results may differ from those estimates.

(c) Cash Equivalents and Short-Term Debt Securities
For temporary defensive purposes, the Fund may invest up to 100% of its assets in cash equivalents and short-term debt securities. Short-term debt investments having a remaining maturity of 60 days or less when purchased will be valued at cost, adjusted for amortization of premiums and accretion of discounts.

(d) Mortgage-Backed Securities
The Fund may invest in a variety of mortgage-related and other asset-backed securities issued by government agencies or other governmental entities or by private originators or issuers.

Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMO”), commercial mortgage-backed securities (“CMBS”), mortgage dollar rolls, CMO residuals, adjustable rate mortgage-backed securities (“ARMBS”), stripped mortgage-backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

(e) When-Issued and Forward Commitment Securities
The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date.

(f) Business Development Companies
The Fund may invest in different types of investment companies from time to time, including business development companies ("BDC"). A BDC is a less common type of an investment company that more closely resembles an operating company than a typical investment company. BDCs generally focus on investing in, and providing managerial assistance to, small, developing, financially troubled, private companies or other companies that may have value that can be realized over time and with managerial assistance.

(g) Foreign Taxation
Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to “pass through” to the Fund's shareholders the amount of eligible foreign income and similar taxes paid by the Fund. It is not generally expected that the Fund will be eligible to make this election.

(h) Security Transactions and Investment Income and Realized Gain and Loss
Investment security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date, except for certain dividend income from foreign securities where the ex-dividend date may have passed, which is recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on an accrual basis from the settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on an accrual basis from the effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable. A debt obligation may be granted, in certain situations, a contractual or non-contractual forbearance for interest payments that are expected to be paid after agreed upon pay dates.

(i) Distributions to Shareholders
The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income will be made annually and distributions of net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

(j) Indemnification
The Fund indemnifies its officers and Board for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

(k) Commitments and Contingencies
In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote. The Fund has determined that none of these arrangements requires disclosure on the Fund’s statement of assets and liabilities.

(l) Contributions Made in Advance
Contributions made in advance represent amounts paid to closed-end funds and BDCs for an investment in their respective companies with an effective date after March 31, 2026. There were no contributions made in advance as of March 31, 2026.

Note 3 — Investment Advisory Fees

Pursuant to an Investment Advisory Agreement between the Fund and Ivy Invest Corporation (formerly Buena Capital Advisers, LLC) (the "Adviser"), the Adviser, among other things, manages the investment and reinvestment of the Fund’s assets; executes and delivers all documents relating to the investments of the Fund and the placing of orders for purchases and sales of portfolio investments; and reviews, supervises, and administers the Fund’s investments consistent with the Fund’s objectives and strategies. In consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to a base management fee. The base management fee (the "Advisory Fee") is calculated daily and payable monthly in arrears at the annual rate of 0.75% of the Fund’s average daily net assets during such period. For the fiscal year ended March 31, 2026, the Adviser earned $76,728.

The Adviser agrees to pay all expenses incurred by the Fund except for the Advisory Fee, interest, taxes, brokerage commissions and other expenses incurred in placing or settlement of orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

The Adviser shall be responsible for all reasonable costs and expenses associated with any special meetings of the Fund or shareholders convened for the primary benefit of the Adviser (the legal fees associated with preparing a proxy statement and associated mailing and solicitations costs).

Pursuant to a Sub-Advisory Agreement between the Adviser and Rhumbline Advisers, LP (the “Sub-Adviser”), the Sub-Adviser under the supervision of the Fund’s Board and the Adviser, provides a continuous investment program for a designated portion of the Fund’s portfolio; provides investment research; makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel. As compensation for its services, the Adviser pays the Sub-Adviser a fee, in an annual amount equal to 0.04% of the Fund’s average daily net assets during such period, with a minimum of $15,000 annually. The Sub-Adviser’s fee is paid from the Advisory Fee and not by the Fund.

Note 4 — Agreements

Fund Administrator, Fund Accountant and Transfer Agent and Expenses
MUFG Investor Services (US), LLC (“MUIS”) serves as Fund Administrator, Fund Accountant and Transfer Agent for the Fund pursuant to a Services Agreement with the Fund.

In its role as Fund Administrator and Fund Accountant, MUIS is responsible for maintaining the books and records of the Fund’s securities. As Transfer Agent, MUIS is responsible for maintaining all shareholder records of the Fund. For providing these services, MUIS is entitled to receive a monthly fee and out of pocket expenses. The amounts owed to MUIS under the Services Agreement are paid from the Advisory Fee.

Custody Fees and Expenses
Fifth Third Bank (“FTB”) serves as the custodian for the securities and cash of the Fund’s portfolio pursuant to a custody agreement with the Fund. FTB holds the Fund’s assets in safekeeping and maintains all necessary records and documents relating to its duties and receives customary fees, paid by the Adviser, for such services.

Investor Class Shares
Investor Class shares are sold at the prevailing NAV per shares and are not subject to any upfront sales charge. Investor Class shares are not subject to a distribution fee, but are subject to a 0.25% shareholder servicing fee and a 2.00% redemption fee on shares held less than 12 months. Investor Class shares require a minimum investment of $1,000. The Fund or the Adviser may waive the minimum investment at either’s discretion.

The Fund has adopted a “Shareholder Services Plan” with respect to its Investor Class shares under which the Fund pays a fee for ongoing shareholder services for the Investor Class. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services that may be reasonably requested.

Note 5 — Fair Value Measurement

The Fund follows ASC Topic 820, Fair Value Measurements and Disclosures, (“ASC 820”) for measuring the fair value of portfolio investments. Fair value is defined as the price that the Fund would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. The valuation hierarchical levels are based upon the transparency of the inputs to the valuation of the investment as of the measurement date. A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

The three levels are defined as follows:

Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities at the measurement date that the Fund has the ability to access.

Level 2 — Valuations based on inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable at the measurement date. This category includes quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in non-active markets including actionable bids from third parties for privately held assets or liabilities, and observable inputs other than quoted prices such as yield curves and forward currency rates that are entered directly into valuation models to determine the value of derivatives or other assets or liabilities.

Level 3 — Valuations based on inputs that are unobservable and where there is little, if any, market activity at the measurement date. The inputs for the determination of fair value may require significant management judgment or estimation and are based upon management’s assessment of the assumptions that market participants would use in pricing the assets or liabilities. These investments include debt and equity investments in private companies or assets valued using the market or income approach and may involve pricing models whose inputs require significant judgment or estimation because of the absence of any meaningful current market data for identical or similar investments. The inputs in these valuations may include, but are not limited to, capitalization and discount rates, beta and EBITDA multiples. The information may also include pricing information or broker quotes, which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimer would result in classification as Level 3 information, assuming no additional corroborating evidence.

Routine fair valuations are intended to reflect fair valuations that are determined from the application of a consistent methodology in specific situations with observable inputs. Non-routine fair valuations include all other fair value situations. In a non-routine fair value situation, the Valuation Designee will e-mail the Administrator and other applicable Fund Officers the value to be used along with all relevant information that was used in determining such fair valuation.

A meaningful input in the Fund's Valuation Procedures will be the valuations provided by the private fund managers. Specifically, the value of the Fund's investments in private funds generally will be valued using the “practical expedient,” in accordance with Accounting Standards Codification (ASC) Topic 820, based on the valuation provided to the Adviser by the private fund in accordance with the private fund's own valuation policies. Generally, private fund managers value investments of their private funds at their market price if market quotations are readily available. In the absence of observable market prices, private fund managers value investments using valuation methodologies applied on a consistent basis. For some investments little market activity may exist. The determination of fair value by private fund managers is then based on the best information available in the circumstances and may incorporate management's own assumptions and involves a significant degree of judgment, taking into consideration a combination of internal and external factors, including the appropriate risk adjustments for nonperformance and liquidity risks. Investments for which market prices are not observable include private investments in the equity of operating companies, real estate properties or certain debt positions.

The Valuation Designee uses the "practical expedient" (as defined in ASC 820) of an Underlying Private Fund's NAV to estimate the value of that investment. The Valuation Designee, on a daily basis, considers whether an adjustment to the Underlying Private Fund's most recent NAV is necessary in accordance with ASC 820.

If since the last determination of fair value, the market moved more than a threshold percentage established by the Valuation Designee (with such threshold reviewed by the Valuation Committee) as based on a relevant index or combination of indices selected by the Valuation Designee and approved by the Valuation Committee then the Valuation Designee will adjust the fair value based on the relevant index.

The Adviser will review the appropriateness and accuracy of the aforementioned valuation methodologies at least annually and make any necessary adjustments and amendments to this policy.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

The following table summarizes the inputs used to value the Fund's investments at March 31, 2026:

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Investments Valued at NAV	Total
Common Stocks	$4,385,721	$—	$—	$—	$4,385,721
Closed-End Funds	4,794,728	—	—	—	4,794,728
Business Development Companies(a)	—	—	—	497,589	497,589
Private Real Estate Investment Trusts	—	778,082	—	—	778,082
Hedge Funds(a)	—	—	—	986,115	986,115
Money Market Fund	1,008,226	—	—	—	1,008,226
Total Assets	$10,188,675	$778,082	$—	$1,483,704	$12,450,461

(a) In accordance with ASC 820-10, investments that are measured at fair value using the NAV per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments and Statement of Assets and Liabilities.

Note 6 — Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code, applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund's tax returns are evaluated to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund's tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund's financial statements. The Fund's U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended March 31, 2026, the Fund did not incur any interest or penalties.

The tax character of distributions paid during the year ended March 31, 2026 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions
$ 133,392	$ -	$ 133,392

The tax character of distributions paid during the year ended March 31, 2025 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions
$ 102,695	$ 12	$ 102,707

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of March 31, 2026 were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
$ 58,272	$ -	$ 1,347,409	$ (164,833)	$ 1,240,848

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. The Fund is permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of March 31, 2026, capital loss carryforwards for the Fund were as follows:

Unlimited
Short-Term	Long-Term	Total Capital Loss Carryforward
$ (102,249)	$ (62,584)	$ (164,833)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to losses deferred due to wash sales. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

There were no adjustments made on the Statement of Assets and Liabilities as of March 31, 2026 for permanent book/tax differences.

At March 31, 2026, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
$ 11,103,052	$ 1,471,816	$ (124,407)	$ 1,347,409

Note 7 — Securities Transactions

For the year ended March 31, 2026, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments, was as follows:

Purchases	Sales
$5,007,611	$863,696

Note 8 — Capital Shares of Beneficial Interest

The Fund has an unlimited amount of shares of beneficial interest, no par value, authorized and 1,033,548 shares issued and outstanding. Transactions in shares of beneficial interest were as follows:

	Year Ended March 31, 2026		Year Ended March 31, 2025
	Founder	Investor	Founder	Investor
Beginning shares	726,186	1,065	305,359	—
Shares issued	301,250	4,783	411,538	1,935
Shares reinvested	10,911	59	9,395	1
Shares redeemed	(10,441)	(265)	(106)	(871)
Ending shares	1,027,906	5,642	726,186	1,065

Note 9 — Repurchase Offers

In order to provide liquidity to shareholders, the Fund has adopted a fundamental policy that it will make quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at NAV less any repurchase fee, unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline (between 21 to 42 days following the date the repurchase offer is made (or the preceding business day if the New York Stock Exchange is closed on that day), as specified by the Fund) or the next business day if the 14th day is not a business day.

For the year ended March 31, 2026, the Fund completed four quarterly repurchase offers. The Fund offered to repurchase up to 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. The results of the repurchase offers were as follows:

Founder Class
	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3	Repurchase Offer #4
Commencement Date	6/27/2025	9/26/2025	11/24/2025	2/23/2026
Repurchase Request Deadline	7/28/2025	10/27/2025	12/23/2025	3/23/2026
Repurchase Pricing Date	7/28/2025	10/27/2025	12/23/2025	3/23/2026
Net Asset Value As of Repurchase Offer Date	$11.68	$12.16	$12.30	$12.09
Amount Repurchased	$15,562	$34,729	$3,320	$72,330
Total Number of Shares Tendered	1,332	2,856	270	5,983
Percentage of Shares Tendered that were Repurchased	0.17%	0.32%	0.03%	0.58%
Investor Class
	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3	Repurchase Offer #4
Commencement Date	6/27/2025	9/26/2025	11/24/2025	2/23/2026
Repurchase Request Deadline	7/28/2025	10/27/2025	12/23/2025	3/23/2026
Repurchase Pricing Date	7/28/2025	10/27/2025	12/23/2025	3/23/2026
Net Asset Value As of Repurchase Offer Date	$11.68	$12.14	$12.28	$12.06
Amount Repurchased	$1,039	-	-	$2,109
Total Number of Shares Tendered	90	-	-	175
Percentage of Shares Tendered that were Repurchase	2.80%	-	-	3.05%

Quarterly repurchases by the Fund of its shares typically will be funded from borrowing proceeds, available cash or sales of portfolio securities. However, payment for repurchased shares may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Adviser may take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on any such borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase proceeds by selling investments, the Fund may hold a larger proportion of its gross assets in less liquid securities. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s NAV.

Repurchases of shares will tend to reduce the amount of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets may increase the Fund’s expense ratio to the extent that additional shares are not sold. In addition, the repurchase of shares by the Fund may be a taxable event to shareholders.

Note 10 –– Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under section 2(a)(9) of the Investment Company Act of 1940, as amended. As of March 31, 2026, no shareholder held more than 25% of the outstanding shares in the Fund.

Note 11 — Operating Segments

The Fund has adopted the FASB ASU 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures. The update is limited to disclosure requirements and does not impact the Fund’s financial position or results of operations.

The Fund operates as a single operating segment, which is an investment portfolio. The Fund’s Portfolio Manager serves as the Chief Operating Decision Maker (CODM), evaluating fund-wide results and performance under a unified investment strategy. The CODM uses these measures to assess fund performance and allocate resources effectively.

Internal reporting provided to the CODM aligns with the accounting policies and measurement principles used in the financial statements.

For information regarding segment assets, segment profit or loss, and significant expenses, refer to the Statement of Assets and Liabilities and the Statement of Operations, along with the related Notes to the financial statements. The Fund’s portfolio holdings provide details of the Fund’s investments that generate returns such as interest, dividends and realized and unrealized gains or losses. Performance metrics, including portfolio turnover and expense ratios, are disclosed in the Financial Highlights.

Note 12 — Subsequent Events

The Adviser has evaluated subsequent events through the date of issuance of the financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure or would be required to be recognized in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Institutional Investment Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Institutional Investment Strategy Fund (the “Fund”), as of March 31, 2026, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods presented below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2026, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented below, in conformity with accounting principles generally accepted in the United States of America.

Share Class	Financial Highlights
Founder Class	For the years ended March 31, 2026, and March 31, 2025, and for the period from March 5, 2024 (commencement of operations) through March 31, 2024
Investor Class	For the year ended March 31, 2026, and for the period from December 18, 2024 (commencement of operations) through March 31, 2025

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2026, by correspondence with the custodian and other appropriate parties. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2023.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
May 28, 2026

Other Information (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2027, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2026.

The Fund's investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ended March 31, 2026, the Fund had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended March 31, 2026, the Fund had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively. See the qualified interest income and qualified short-term capital gain columns, respectively, in the table below.

Qualified Dividend Income	Dividend Received Deduction	Qualified Interest Income	Qualified Short-Term Capital Gain
26.00%	26.05%	15.96%	0.00%

Sector Classification
Information in the Schedule of Investments is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classification system provider. In the Fund’s registration statement, the Fund has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Fund generally classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System.

Proxy Voting
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities for the most recent 12- month period ending June 30th are available to shareholders without charge, upon request by calling the Advisor toll free at (800) 535-7096 or on the SEC’s web site at www.sec.gov.

Portfolio Holdings
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to Form N-PORT. Form N-PORT are available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is also available upon request by calling 1-800-535-7096.

Information on Trustees and Executive Officers

Name and Year of Birth	Position/Term of Office	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by the Trustee During the Last 5 Years
INDEPENDENT TRUSTEES
Brian O’Neil (1952)	Lead Independent Trustee and Audit Committee Chair	Retired; Chief Investment Officer, Robert Wood Johnson Foundation (philanthropic organization focused on health) (2003-2023)	1	None
Bharath Potti (1987)	Independent Trustee	Corporate Development Manager, Fender Musical Instruments Corporation (2021-present)	1	None
Ross Weiner (1971)	Independent Trustee	Founder and Chief Executive Officer, R&K Partners LLC (2026-present) (consulting company); Founder, Partner and General Counsel, AXOM Partners (advisory firm) (2023-2025); Chief Operating Officer and General Counsel, CODE Advisors (advisory firm) (2022-2023); Chief Administrator Officer and General Counsel, Explorer Acquisitions (SPAC platform) (2021-2022)	1	None
INTERESTED TRUSTEE
Wenwen McElhoe (Wendy Li) (1984)	Interested Trustee	President and Chief Investment Officer, Ivy Invest Corporation (2023-present); Managing Director, Mother Cabrini Health Foundation (2019-2023)	1	None
OFFICERS
Arash Ghodoosi (1986)	President and Secretary	Chief Technology Officer, Ivy Invest Corporation (2023-present); Founder and Chief Executive Officer, Spulse (market tracking application) (2019-2023)	N/A	N/A
Matthew Pauker (1981)	Treasurer	Chief Executive Officer (2025-present); Chairman (2023-2025), Ivy Invest Corporation; Co-Founder, Picket Homes (2018-present); General Partner, Cleo Capital (2021-2022)	N/A	N/A
Peter Guarino (1958)	Chief Compliance Officer	Founder and President, Compliance4, LLC (2008-present)	N/A	N/A

Additional information about the Fund’s Trustees is available in the Fund’s Statement of Additional Information, which can be obtained without charge by visiting https://ivyinvest.co.

Consideration of the Investment Advisory Agreement and Sub-Advisory Agreement

In connection with meetings held on November 21, 2025 and February 11, 2026, the Board, including a majority of the Trustees who are not “interested persons” as that term is defined in the 1940 Act, discussed the renewal of the investment advisory agreement between the Adviser and the Fund (the “Advisory Agreement”) and the sub-advisory agreement between the Adviser and Sub-Adviser (the “Sub-Advisory Agreement”) with respect to the Fund. In considering the renewal of the Advisory Agreement and Sub-Advisory Agreement, the Board received materials specifically relating to the Fund, the Adviser and the Advisory Agreement, and the Sub-Adviser and Sub-Advisory Agreement.

The Board relied upon the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and Sub-Advisory Agreement and the weight to be given to each such factor. The Board’s conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreement and Sub-Advisory Agreement.

In considering the renewal of the Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services.  The Board noted that the Adviser had rebranded itself as “Ivy Invest” in connection with a corporate restructuring, but that the key personnel of and services offered to the Fund by the Adviser had remained the same.  The Board acknowledged that the Fund remained the Adviser’s sole client.  The Board observed that the personnel of the Adviser had collectively nearly 20 years’ experience managing multi-asset class portfolios on behalf of institutional endowments and foundations.  The Board recognized that the Adviser had active engagement with the Sub-Adviser, and that the Adviser’s team met at least once a week, formally, to discuss portfolio holdings.  The Board discussed that the Adviser engaged with market participants to identify the best risk-adjusted investment opportunities and continued to cultivate a wide and varied network of relationships across management firms and other institutional investors.  The Board noted that the Adviser conducted rigorous due diligence of underlying investment managers.  The Board observed that the Adviser provided all management services to the Fund and ensured compliance with all statutory and regulatory requirements, including all investment restrictions and limitations set forth in the Fund’s prospectus, with the assistance of a daily compliance checklist and an outsourced chief compliance officer.  The Board noted that the Adviser had robust policies for business continuity, disaster recovery and succession.  The Board acknowledged that the Adviser reported no threatened or pending litigation since the most recent renewal of the Advisory Agreement.  The Board concluded that the Adviser could be expected to continue providing quality service to the Fund and its shareholders.

Performance.  The Board acknowledged that the Fund outperformed its peer group over the 1-year and since inception periods, and had performed on par with a blended benchmark reflecting the Fund’s allocations over the 1-year period.  The Board observed that the Fund had underperformed its public equity benchmarks, but considered the Adviser’s explanation that the Fund maintained only 40%-45% in public equity exposure and was expected to underperform those benchmarks.  The Board determined that the Fund’s performance had been satisfactory.

Fees and Expenses.  The Board observed that the Adviser had a unitary fee structure for the Fund and that the Fund’s fees and expenses were well below those of its peer group.  The Board concluded that the Adviser’s fees and expense were not unreasonable.
Profitability.  The Board discussed that the Adivser was currently operating at a loss.  It reviewed the Adviser’s explanation that it would operate at a net loss until the Fund grows to scale.  The Board agreed that excessive profitability was not an issue at this time.

Economies of Scale.  The Board noted that economies of scale were not to be expected at this time, but appreciated the Adivser’s willingness to revisit economies of scale as the Fund’s assets under management increased.

Conclusion.    Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board determined that renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders.

In considering the approval of the Sub-Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services.  The Board observed that the Sub-Adviser provided investment management and trading services for the public equity component of the Fund’s investment strategy.  The Board noted the credentials and professional experience of the Sub-Adviser staff servicing the Fund and noted that there had been no changes to such personnel reported by the Sub-Adviser.  The Board acknowledged the Sub-Adviser’s robust compliance policies and procedures, noting that it used daily control and exception reports and fully automated pre- and post-trade compliance checklist to ensure adherence to investment guidelines and limitations.  The Board determined that the Sub-Adviser could be expected to continue providing quality service to the Fund and its shareholders.

Performance.  The Board acknowledged that the sleeve of the Fund’s portfolio managed by the Sub-Adviser was designed to track an index and noted that the Fund had outperformed the index over the 1-year and since inception periods and other accounts managed by the Sub-Adviser with comparable investment strategies.  The Board determined that the Sub-Adviser could be expected to provide satisfactory returns to the Fund.

Fees and Expenses.  The Board reviewed the sub-advisory fee paid to the Sub-Adviser from the advisory fee.  The Board discussed that the sub-advisory fee was on par with other accounts sub-advised by RhumbLine.  The Board concluded that the Sub-Adviser’s sub-advisory fee was not unreasonable.

Profitability.  The Board observed that the Sub-Adviser sub-advised the Fund at a loss.  The Board acknowledged that excessive profitability was not an issue for Sub-Adviser at this time.

Economies of Scale.  The Board acknowledged that economies of scale were primarily a consideration for the Adviser.

Conclusion.  Having requested and received such information from the Sub-Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board determined that renewal of the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Brian O'Neil is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and all other fees by the principal accountant. “Audit fees” includes amounts related to an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related fees” covers the assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s annual financial statements and are not covered under “audit fees,” including review of the Fund’s prospectus. “Tax fees” covers the professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including review of the Fund’s tax returns, asset diversification and income testing, excise taxes, and fiscal year end income calculations. “All other fees” covers the aggregate fees for products and services provided by the principal accountant, other than the services reported in the foregoing three categories.

Fee Category	Fiscal Year 2026 Fees	Fiscal Year 2025 Fees
Audit Fee	$25,000	$24,500
Audit-Related Fees	$0	$0
Tax Fees	$10,000	$8,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by the principal accountant for each of the last two fiscal years, applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal Year 2025 Fees	Fiscal Year 2024 Fees
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the principal accountant for services to the registrant and to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant for the last two fiscal years of the registrant.

	Fiscal Year 2025 Fees	Fiscal Year 2024 Fees
Registrant	$0	$0
Registrant's Investment Adviser	$0	$0

During the last two fiscal years, there have been no non-audit services rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X for the audit committee of the board of trustees to consider whether they were compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Schedule of Investments is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Discussions of the approvals of the renewal of the investment advisory agreement with Ivy Invest Corporation (the "Adviser"), and the sub-advisory agreement between Ivy Invest Corporation and Rhumbline Advisers LP (the "Sub-Adviser") are included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant's board of trustees has adopted the Proxy Voting Policy of the Adviser, the registrant’s investment adviser and the Proxy Voting Policy of the Sub-Adviser as the Registrant’s Proxy Voting Procedures. Subject to the oversight of the registrant’s board of trustees, the registrant has delegated responsibility to the Adviser and Sub-Adviser to vote any proxies the registrant may receive. The Adviser’s general policy is to vote proxy proposals, amendments, consents or reslutions relating to the registrant in a manner that serves the best interests of the registrant with the goals of maximizing the value of the Fund's investments, promoting accountability of a company's management and board of directors to its shareholders, aligning the interests of management with those of shareholders, and increasing transparency of a company's business and operations.

These policies and procedures apply only to the Adviser.

Adviser’s Proxy Voting Policy

The Adviser, as a matter of policy and as a fiduciary to the Fund, permits the Fund to delegate proxy voting authority to the Adviser, consistent with the best economic interests of the Fund. All Fund proxies received by the Adviser are voted in accordance with the Adviser’s Proxy Voting Guidelines, as described below.

As part of its fiduciary duties to the registrant, the Adviser will vote proxies. With respect to each proxy proposal, the Adviser will consider the period of time that the particular security is expected to be held for an account, the size of the holding, the costs involved with the proxy proposal, the existing corporate governance structure, and the current management and operations for the particular company. Typically, the Adviser will vote proxies in accordance with management’s recommendations. However, in situations where the Adviser believes that management is acting on its own behalf or acting in a manner that is adverse to the rights of the company’s shareholders, the Adviser will not vote with management.

For each proxy, the Adviser also considers whether there are any specific facts and circumstances that may give rise to a material conflict of interest on the part of the Adviser in voting the proxy. If it is determined that a material conflict of interest may exist, the proxy will be referred to the Adviser’s chief compliance officer for further guidance. All instances where the Adviser determines a material conflict of interest may exist are resolved in the best interests of the Fund. All instances where the Adviser determines a material conflict of interest may exist are resolved in the best interests of the registrant. The Adviser retains final authority and fiduciary responsibility for proxy voting.

Sub-Adviser's Proxy Voting Policy

The Sub-Adviser is generally authorized by the Adviser to vote proxies for the securities held by the Fund. The Sub-Adviser is required to vote proxies in accord with its own policies and procedures and the investment management agreement between the Adviser and Sub-Adviser.

To assist with proxy voting, the Sub-Adviser has engaged Institutional Shareholder Services Inc. (ISS), a registered investment adviser that specializes in the provision of proxy research, vote recommendations and related governance research services. The Sub-Adviser has delegated to ISS the authority to vote its proxies consistent with predetermined ISS voting policies. The Sub-Adviser’s client portfolios will be voted according to the ISS U.S. Corporate Governance Policy unless otherwise directed by the Adviser or referred by ISS.

The Sub-Adviser may have a conflict of interest related to voting certain securities of publicly held companies to which it provides investment advisory services. By maintaining the above-described proxy voting process through ISS, the votes are made based on overall predetermined voting parameters rather than their application to any particular company thereby eliminating the effect of any potential conflict of interest. In the event that ISS does not provide a recommendation due to a conflict in voting, the chief compliance officer (CCO), or the CCO's designee, may consult the Sub-Adviser’s chief investment officer, or if necessary, ask for a recommendation. Documentation of any voting decisions will be maintained by the CCO.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Name	Position(s) Held with Company	Principal Occupations Last 5 Years
Wenwen McElhoe (Wendy Li)	Chairwoman of the Board of Trustees	President and Chief Investment Officer, Ivy Invest Corporation (2023-present); Managing Director, Mother Cabrini Health Foundation (2019-2023)

The Portfolio Manager is not responsible for the day-to-day management of the portfolio of any other account.

Wenwen McElhoe has ownership and financial interests in, and may receive compensation and/or variable profit distributions from, the Adviser based on the Adviser’s financial performance, such as its overall revenues and profitability. Ms. McElhoe’s compensation is not tied to the Fund’s performance, except to the extent that the fee paid to the Adviser impacts the Adviser’s financial performance.

As of March 31, 2026, the Portfolio Manager beneficially owned over $1,000,000 of shares of the Fund.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 16. Controls and Procedures.

(a) The registrant’s President and Treasurer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal period reported on this Form N-CSR.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(3) Certifications pursuant to Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b) Certifications pursuant to Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Institutional Investment Strategy Fund
By (Signature and Title)	/s/ Arash Ghodoosi
Arash Ghodoosi, President
(Principal Executive Officer)
Date	June 4, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

(Registrant)	Institutional Investment Strategy Fund
By (Signature and Title)	/s/ Arash Ghodoosi
Arash Ghodoosi, President
(Principal Executive Officer)
Date	June 4, 2026

(Registrant)	Institutional Investment Strategy Fund
By (Signature and Title)	/s/ Matthew Pauker
Matthew Pauker, Treasurer
(Principal Financial Officer)
Date	June 4, 2026